EXHIBIT 10.41



                AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT


         AMENDMENT, dated as of June 5, 1997, to Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of May 5, 1997 among EMPIRE OF CAROLINA, INC., a Delaware corporation (the "Company"), HPA ASSOCIATES, LLC, a Delaware limited liability company ("HPA"), and EMP ASSOCIATES LLC, a Delaware limited liability company.

         Capitalized terms used in this Amendment that are not otherwise defined herein have the meanings given to them in the Securities Purchase Agreement. In recognition of certain changes in circumstances since the execution of the Securities Purchase Agreement, the parties thereto wish to modify the Securities Purchase Agreement as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

        1.        Modification of Permanent Financing.

                  1.1 The definition of "Permanent Financing Final Date" is hereby amended to provide that such term means June 16, 1997.

                  1.2 HPA and EMP acknowledge that the Company has exercised the Additional Financing Option pursuant to a letter of notification dated May 14, 1997. Notwithstanding the exercise of the Additional Financing Option, however, the Notes shall be convertible upon the occurrence of the Permanent Financing on or prior to the Permanent Financing Final Date.

                  1.3 As part of the Permanent Financing, HPA and EMP shall each be required to convert the entire principal amount of their Notes into Series A Preferred Stock in accordance with the terms of the Securities Purchase Agreement and the Notes.

         2.       Modification of Additional Financing.

                  2.1 The definition of "Additional Financing Final Date" is hereby amended to provide that such term means June 30, 1997.

                  2.2 Section 2.2.2.1 of the Securities Purchase Agreement is hereby amended by inserting the following parenthetical phrase after the word "Company" in the seventh line thereof, "(it being understood that, subject to the satisfaction or waiver of the conditions to closing set forth herein, HPA guaranties such purchase, such obligation being primary and not contingent upon the availability of other Additional Preferred Stock Purchasers)".


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                  2.3 Section 2.2.2.3 of the Securities Purchase Agreement is
hereby deleted.

         3.       Provision for Further Financing.

                  3.1 The following new definitions are added:

                  "FURTHER FINANCING CLOSING DATE" means the date agreed upon by HPA and the Company, not later than the Further Financing Final Date, as the date for the closing of the Further Financing.

                  "FURTHER FINANCING FINAL DATE" means December 31, 1997.

                  3.2 The following new provisions are added to the Securities Purchase Agreement as Section 2.2.3:

                           2.2.3 Further Financing.

                                            2.2.3.1  Subject to the terms and
      conditions herein set forth, on the Further Financing Closing Date, the Company shall issue to HPA and such other persons who may agree to acquire (the "FURTHER PREFERRED STOCK PURCHASERS"), and the Further Preferred Stock Purchasers shall acquire from the Company, an additional aggregate amount of up to $5,000,000 of Series A Preferred Stock (the "FURTHER FINANCING"), and the Company shall issue, pro rata in relation to the proportion of $5,000,000 of Series A Preferred Stock that is purchased in the Further Financing, to such Person or Persons as may be specified by HPA (including HPA itself), an additional 2,500,000 Warrants (the "FURTHER WARRANTS").

                                            2.2.3.2  If, on the Further
      Financing Final Date, sufficient Further Preferred Stock Purchasers are ready, willing and able to close on the Further Financing and the condition to closing specified in Section 3.6.1 hereof has been satisfied, but the Company fails to close on such Further Financing on the Further Financing Final Date despite such potential Further Preferred Stock Purchasers' readiness to do so, the Company shall issue to such Persons as HPA may designate (including HPA itself) the Further Warrants, promptly after the Further Financing Final Date; provided that if such failure to close by the Company is attributable to a failure by the Company to be able to satisfy the conditions to closing set forth in Section 3.1.1, the Company shall not be required to issue such Warrants unless such failure to satisfy such condition was deliberately caused by the Company, in whole or in part, for the purpose of preventing the Company from being able to satisfy such condition to closing.

                                            2.2.3.3  If sufficient Further
      Preferred Stock Purchasers are ready, willing and able to close on the full amount of Further Financing on the Further Financing Final Date and the condition to closing specified in Section 3.6.1 hereof has been satisfied, (i) the Company shall issue such amount of Series A Preferred Stock as may be requested by those Further Preferred Stock Purchasers who do wish to

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      purchase Series A Preferred Stock in the Further Financing, together with the appropriate pro rata portion of the Further Warrants (as specified by HPA), (ii) the parties shall have no further obligation to one another under this Agreement with regard to the provision of financing and the issuance of additional securities, but (iii) the obligations of the parties pursuant to Articles 7 through 11 shall continue.

                                            2.2.3.4  All funds raised to fund
      the Further Financing shall be held in escrow at a bank reasonably acceptable to the Company and HPA pending the closing of the Further Financing and shall not be withdrawable therefrom until the earlier to occur of the closing of the Further Financing, the failure to pass, acknowledged as such by the Company, of a resolution seeking the stockholder approval specified in Section 3.6.1. and the Further Financing Final Date. Persons who have contributed such funds into such escrow shall receive a fee from the Company, payable upon the withdrawal of such funds from escrow, at the rate of 7% per annum from the date of contribution to the date of such withdrawal; and the Company shall be entitled to receive any amount earned upon the investment of such funds (subject to any charge made by the bank at which such escrow is held).

                  3.3 The following provision is added to the Securities Purchase Agreement:

                           3.6 Condition to Closing on Further Financing. The following shall be a condition to the closing of the Further Financing:

                                            3.6.1.   Stockholder Approval.  The
      issuance of the Series A Preferred Stock and the Further Warrants in the Further Financing, on the terms set forth in Section 2.2.3.1, shall have been approved by the Company's stockholders, by vote of a majority of votes cast thereon.

                  3.4 Section 11.15 (Expenses) of the Securities Purchase Agreement is hereby amended by adding the words "and the Further Financing" before the comma in the next to last line thereof.

         4. Restructuring of Senior Loan Agreement. HPA (i) acknowledges that satisfactory (but not definitive) negotiations have occurred toward the satisfaction of the conditions to the closing of the Permanent Financing on the Permanent Financing Closing Date that are set forth in Section 3.4.2 of the Securities Purchase Agreement and (ii) hereby waives the further satisfaction of such conditions. In consideration of such waiver, the Company shall use its best efforts to cooperate with HPA in connection with the effectuation of a written agreement modifying the Senior Loan Agreement in form and substance satisfactory to HPA.

         5. Parties Bound. The parties acknowledge that EMP has no interest in the Further Financing and is not a party to the agreements set forth in Section 3 of this Amendment No. 1.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective officers hereunto duly authorized as of the date first written above.

================================================================================
                                           EMPIRE OF CAROLINA, INC.



                                           By /s/ Steve Geller
                                              -----------------------
                                              Name:  Steve Geller
                                              Title: Chairman & Chief
                                                     Executive Officer
--------------------------------------------------------------------------------
                                           HPA ASSOCIATES, LLC



                                           By /s/ Charles S. Holmes
                                              ------------------------
                                              Name:  Charles S. Holmes
                                              Title: Managing Director
--------------------------------------------------------------------------------
                                           EMP ASSOCIATES LLC

                                           By:  EMP Management LLC
                                                as Managing Member



                                           By /s/ J. Richard Messina
                                              -------------------------
                                              Name:  J. Richard Messina
                                              Title: Manager
--------------------------------------------------------------------------------
================================================================================


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